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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
WEST SUBURBAN BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2003

WEST
SUBURBAN
BANCORP,
INC.

Notice of 2003
Annual Meeting
and
Proxy Statement

[WEST SUBURBAN BANCORP, INC. LOGO]
711 South Meyers Road
Lombard, Illinois 60148

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 14, 2003

To the Shareholders of West Suburban Bancorp, Inc.

Notice is hereby given that the Annual Meeting of Shareholders of West Suburban Bancorp, Inc., an Illinois corporation ("West Suburban"), will be held on Wednesday, May 14, 2003, at 8:00 A.M. local time, at West Suburban's headquarters located at 711 South Meyers Road, Lombard, Illinois 60148. West Suburban is the parent bank holding company of West Suburban Bank, Lombard, Illinois (the "Bank," and together with West Suburban, the "Company"). The Annual Meeting will be held for the purpose of considering and acting upon the following matters:

  1.
  the election of five directors of West Suburban;

  2.
  amendments to West Suburban's Articles of Incorporation that would have the effect of:

  (a)
  allowing West Suburban to engage in any business permitted by Illinois law; and

  (b)
  limiting the personal liability of directors to West Suburban and its shareholders for monetary damages arising from breaches of fiduciary duties in a manner permitted by Illinois law;
  3.
  the ratification of the engagement of Crowe Chizek and Company LLC as the independent auditors of the Company for the year ending December 31, 2003; and

  4.
  such other business as may properly come before the meeting or any adjournment or postponements thereof.

The Board of Directors has set the close of business on March 17, 2003, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting. In the event that there are not sufficient votes to establish a quorum or to approve or ratify the proposals to be considered at the Annual Meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies. The transfer books of West Suburban will not be closed.

By Order of the Board of Directors,
April 8, 2003 Lombard, Illinois	/s/ Kevin J. Acker
Kevin J. Acker Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT.
PLEASE SIGN, DATE AND RETURN THE
ACCOMPANYING PROXY PROMPTLY.

[WEST SUBURBAN BANCORP, INC. LOGO]

PROXY STATEMENT

        These proxy materials are furnished in connection with the solicitation by the Board of Directors of West Suburban Bancorp, Inc. ("West Suburban") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 14, 2003, at 8:00 A.M. local time, at West Suburban's headquarters located at 711 South Meyers Road, Lombard, Illinois 60148, and any adjournment or postponement thereof. The Board of Directors would like to have all shareholders represented at this year's Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to complete, date and sign your proxy, then return it to West Suburban in the accompanying envelope. No postage needs to be affixed if you mail your proxy in the United States.

        West Suburban is a bank holding company registered under the Bank Holding Company Act of 1956. West Suburban's subsidiary, West Suburban Bank, Lombard, Illinois, is an Illinois state-chartered bank and may be referred to in this proxy statement as the "Bank." West Suburban and the Bank may be referred to collectively in this proxy statement as the "Company." An Annual Report for the year ending December 31, 2002, containing financial and other information pertaining to the Company, is included herewith. The consolidated financial statements of the Company, which are contained in the Annual Report, are incorporated herein by reference. The mailing address of West Suburban's principal executive office is 711 South Meyers Road, Lombard, Illinois 60148.

        The Notice of Annual Meeting of Shareholders, this proxy statement and the enclosed form of proxy will first be mailed to the shareholders of West Suburban on or about April 8, 2003. Your proxy is solicited by the Board of Directors.

        The following is information that we believe you will find to be informative with respect to the Annual Meeting and the voting process.

Why am I receiving this proxy statement and proxy form?

        You are receiving a proxy statement and proxy form from us because on March 17, 2003, you owned shares of West Suburban's Common Stock. This proxy statement describes the matters that will be presented for consideration by the shareholders at the Annual Meeting. It also gives you information concerning the matters to be considered to assist you in making an informed decision.

        When you sign the enclosed proxy form, you appoint the proxy holder as your representative at the Annual Meeting. The proxy holder will vote your shares as you have instructed in the proxy form, thereby ensuring that your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, you should complete, sign and return your proxy form in advance of the Annual Meeting in case your plans change.

        If you have signed and returned the proxy form and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the Annual Meeting?

        You are being asked to vote on the election of directors of West Suburban, two amendments to West Suburban's Articles of Incorporation (the "Articles of Incorporation") and the ratification of Crowe Chizek and Company LLC ("Crowe Chizek") as our independent auditors for the 2003 fiscal year. These matters are more fully described in this proxy statement.

How do I vote?

        You may vote either by mail or in person at the Annual Meeting. To vote by mail, complete and sign the enclosed proxy form and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy form to indicate how you want your shares voted, your shares will be voted as you instruct.

        If you sign and return your proxy form, but do not mark the form to provide voting instructions, the shares represented by your proxy form will be voted "FOR" the nominees for director named in this proxy statement, "FOR" each of the amendments to the Articles of Incorporation and "FOR" the ratification of Crowe Chizek as our independent auditors.

        If you want to vote in person, please come to the Annual Meeting. We will distribute written ballots to anyone who wants to vote at the Annual Meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the Annual Meeting.

What does it mean if I receive more than one proxy form?

        It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

        If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

        Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but cannot vote on non-routine matters, such as an amendment to the articles of incorporation, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How many votes are needed for approval of each proposal?" Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on the matters to be brought before the Annual Meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the Annual Meeting.

What if I change my mind after I return my proxy?

        If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

  •
  signing another proxy with a later date and returning that proxy to the attention of our Corporate Secretary;

  •
  sending notice addressed to the attention of our Corporate Secretary that you are revoking your proxy; or

  •
  voting in person at the Annual Meeting.

        If you hold your shares in the name of a broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy. You may contact our Corporate Secretary at the following address:

    West Suburban Bancorp, Inc.
    2800 Finley Road
    Downers Grove, Illinois 60515
    Attn: Corporate Secretary

How many votes do we need to hold the Annual Meeting?

        A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. Abstentions are considered present at the Annual Meeting and counted in determining whether a quorum is present.

        Shares are counted as present at the Annual Meeting if the shareholder either:

  •
  is present and votes in person at the Annual Meeting; or

  •
  has properly submitted a signed proxy form or other proxy.

        On March 17, 2003, the record date, there were 432,495 shares of Common Stock issued and outstanding. Therefore, at least 216,248 shares need to be present at the Annual Meeting.

What happens if a nominee is unable to stand for re-election?

        The Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than five nominees. We have no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

        You may vote "for" or "withhold authority" to vote for the nominees for director. You may vote "for," "against" or "abstain" with respect to each of the amendments to the Articles of Incorporation and the ratification of Crowe Chizek as the Company's independent auditors.

How many votes may I cast?

        Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy form included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

        The Articles of Incorporation do not provide for cumulative voting. Accordingly, each share of Common Stock is entitled to one vote on all matters submitted to the shareholders. Shares represented by broker non-votes are not considered present at the Annual Meeting and are not counted in determining whether a quorum is present. With respect to all matters, abstentions and broker non-votes will be counted as "no" votes in determining the number of shares voted for or against any proposal.

        The five individuals receiving the highest number of votes cast "for" their election will be elected as directors of West Suburban. Each of the amendments to the Articles of Incorporation must receive the affirmative vote of at least two-thirds of the shares entitled to vote on the amendments. The ratification of our auditors must receive the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote.

Where do I find the voting results of the Annual Meeting?

        We will announce voting results at the Annual Meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ended June 30, 2003.

Who bears the cost of soliciting proxies?

        We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of West Suburban or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

How does the Board recommend that I vote?

        The Board of Directors recommends that you vote "FOR" each of the director nominees, "FOR" each of the amendments to the Articles of Incorporation and "FOR" ratification of the appointment of Crowe Chizek as the Company's independent auditors.

PROPOSAL 1: ELECTION OF DIRECTORS

        At the Annual Meeting on May 14, 2003, five directors are to be elected to serve on the Board of Directors until the next annual meeting of shareholders or until their successors are elected and qualified. It is the intention of the persons named as proxies on the enclosed form of proxy to vote such proxy, unless indicated otherwise by the shareholder giving the proxy, in favor of the election of the nominees named below.

        If for any reason any of the nominees shall become unavailable for election, the proxy will be voted for nominees selected by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee would not be available for election. The vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required to elect each of the nominees named below to the Board of Directors. The Board of Directors nominates individuals to serve on the Board of Directors. Additionally, the Board of Directors may consider nominations submitted in writing by shareholders.

The Nominees

        Information concerning the nominees for election to the Board of Directors, as of March 17, 2003, is set forth below:

Name	Age	Positions Held with West Suburban	Director Since	Years with West Suburban
Kevin J. Acker	53	Chairman and Chief Executive Officer, Vice President and Director	1986	17
David S. Bell	50	Director	1995	8
Duane G. Debs	46	President, Chief Financial Officer and Director	1997	16
Charles P. Howard	50	Director	1994	9
Peggy P. LoCicero	47	Director	1994	9

        The business experience of each of the above-mentioned nominees for the past five or more years, and certain other biographical information, is set forth below:

        Kevin J. Acker.    Mr. Acker became Chairman and Chief Executive Officer during 1993 and has been a Vice President of West Suburban since it was incorporated in 1986. Mr. Acker has served as Senior Vice President of the Bank since May 1997. He received his Master in Business Administration from Indiana University in 1973. Kevin J. Acker is the son of Ralph L. Acker and the brother of Keith W. Acker, Chief Operations Officer of West Suburban and President of the Bank, and the brother of Craig R. Acker, Director of the Bank.

        David S. Bell.    Mr. Bell served as Director of the Bank from 1990 to May 1997. From 1974 to present, he has maintained a certified public accounting practice. Mr. Bell is a partner in Lexington Square Senior and Health Care Centers. He received a Bachelor of Science and a Master in Business Administration degree from Northern Illinois University in DeKalb, Illinois, a Master of Science degree from DePaul University in Chicago, Illinois and his Certified Public Accountant's certificate from the State of Illinois.

        Duane G. Debs.    Mr. Debs is the President and Chief Financial Officer of West Suburban. Mr. Debs served as Vice President of the Bank from 1987 to May 1997, and has served as Senior Vice President of the Bank since May 1997. Mr. Debs has also served as Comptroller of the Bank since 1987. He received a Bachelor of Science degree from Illinois State University in Bloomington/Normal, Illinois and his Certified Public Accountant's certificate from the State of Illinois.

        Charles P. Howard.    Mr. Howard is currently serving as Business Administrator of Parkview Community Church and served as Business Operations Director of Inner City Impact from May 1995 to April 2000. From 1993 to May 1995 he served as Vice President of Howard Concrete Company, Inc. He received a Bachelor of Arts degree from Trinity College and a Master of Arts degree from Wheaton College in Wheaton, Illinois.

        Peggy P. LoCicero.    Ms. LoCicero served as Cashier of the Bank from 1985 to 1987 and served as Director of the Bank from 1987 to May 1997. She received a Bachelor of Arts degree from Elmhurst College in Elmhurst, Illinois in 1977.

        The Board of Directors held five meetings during 2002. All directors attended at least 75% of the meetings of the Board of Directors.

        The entire Board of Directors is involved in establishing compensation and benefits for the chief executive officer as well as the review of compensation and benefits for the other officers and employees of the Company. The Company has established an advisory committee which makes recommendations to the Board of Directors with regard to matters relating to executive compensation. The members of this advisory committee are Mr. Bell, Ms. LoCicero and Mr. Howard, each of whom are directors of West Suburban. During 2002, this advisory committee met once.

        West Suburban and the Bank each maintain separate audit committees. West Suburban's audit committee, which was formed during January, 2003, appoints, retains and reviews the results of the auditors' services, reviews with management and the internal audit department the systems of internal control and internal audit reports and ensures that the Company's books and records are kept in accordance with applicable accounting principles and standards. The members of West Suburban's audit committee are Mr. Bell, Ms. LoCicero and Mr. Howard. During January, 2003, the Board of Directors and the Audit Committee adopted a written charter, a copy of which is attached to this proxy statement as Exhibit A.

        The members of the Bank's audit committee are Messrs. Earl K. Harbaugh, Ronald J. Kuhn, Paul J. Lehman, Michael J. Lynch, Robert W. Schulz and John G. Williams. All of the members of the Bank's audit committee, except for Mr. Lynch, are directors of the Bank. During 2002, the Bank's audit committee met six times.

        In 2002, each director of West Suburban received a monthly retainer of $1,500.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR
SHARES FOR THE ELECTION OF THE NOMINEES

PROPOSAL 2: AMENDMENTS TO ARTICLES OF INCORPORATION

        The Board of Directors has approved, and recommends to the shareholders that they adopt, two amendments to the Articles of Incorporation that would amend Article Three and add a new Article Nine. The amended Article Three would expand the corporate purpose of West Suburban to permit West Suburban to engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation Act of 1983, as amended (the "Business Corporation Act"). The new Article Nine would limit the personal liability of West Suburban's directors to West Suburban and its shareholders for monetary damages arising from a breach of fiduciary duties. The new Article Nine is authorized by a change in the Business Corporation Act that became effective January 1, 1994.

PROPOSAL 2A: EXPANSION OF CORPORATE PURPOSE

Text of the Proposed Amendment

        The text of Article Three proposed to be made a part of West Suburban's Articles of Incorporation is as follows:

        "ARTICLE THREE: The purpose or purposes for which the corporation is organized are: To hold stock in other corporations; to create subsidiary corporations; to act as a holding corporation of the stock or assets of other corporations; to hold shares and interests in banking corporations, provided, however, that nothing herein shall be deemed to authorize this corporation to engage in the operation of a bank or in banking activities; to acquire and hold title to real and personal property; to do any act or acts necessary or incidental to carrying out the foregoing provisions; and to engage in any lawful act or activity for which corporations may be organized under the Illinois Business Corporation Act of 1983, as amended (the "Act")." (Only the italicized language is proposed to be added pursuant to the amendment to Article Three.)

Reasons for the Proposed Amendment

        Currently, the Articles of Incorporation provide that West Suburban was organized for the purpose of holding stock in other corporations, creating subsidiaries, acting as a holding company of the stock or assets of other corporations (including banking corporations), acquiring and holding title to real property and doing the acts necessary or incidental to carrying out the above-mentioned purposes. At this time, it is typical for Illinois corporations to have a broader stated purpose than presently provided in West Suburban's Articles of Incorporation. Since West Suburban was formed and became a bank holding company in the late 1980s, changes in the laws and regulations applicable to the operations of bank holding companies have expanded significantly the types of non-banking activities in which holding companies such as West Suburban may engage. For example, financial holding companies are permitted under federal laws and regulations to engage in any activity that is financial in nature, incidental to a financial activity or certain other activities that are determined by the Federal Reserve System, in consultation with the U.S. Treasury, to be complementary to a financial activity.

        Although West Suburban has no immediate plans to seek to exercise the broader non-banking powers available to it under federal laws and regulations, the Board of Directors of West Suburban believes that the amendment is necessary to ensure that the Articles of Incorporation are broad enough to permit West Suburban to engage in any activity that the Board of Directors finds to be in the best interest of West Suburban and its shareholders.

Effect of the Proposed Amendment

        The proposed amendment will enable West Suburban to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Act.

PROPOSAL 2B: LIMITATION OF DIRECTOR LIABILITY

Text of the Proposed Amendment

        The text of Article Nine proposed to be made a part of West Suburban's Articles of Incorporation is as follows:

"ARTICLE NINE:

        Paragraph 1: Certain Limitations on Director Liability. A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Act, or (iv) for any transaction from which the director derived an improper personal benefit. If the Act is hereafter amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Act.

        Paragraph 2: Repeal or Modification. Any repeal or modification of the foregoing provision of this Article Nine by the shareholders of the corporation shall be prospective only and shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification for or with respect to any acts or omissions of a director occurring prior to such repeal or modification."

Reasons for the Proposed Amendment

        Effective January 1, 1994, an Illinois corporation was permitted to provide its directors with liability protection similar to that which may be provided by corporations incorporated in the vast majority of other states, including Delaware. As under Delaware law, liability may not be limited under Illinois law with respect to acts or omissions of directors that are in bad faith, that involve intentional wrongdoing, that violate certain statutory provisions, or that result in profit or other advantage to which directors are not legally entitled.

        Directors of Illinois corporations are required, under Illinois law, to perform their duties in good faith and with the degree of care that an ordinarily prudent person in a like position would use under similar circumstances. A director may rely upon information, opinions, and reports prepared by certain officers and other employees, professional advisors, or committees of the Board of Directors. Decisions made on the basis of this information generally are protected by the "business judgment rule" and are generally not questioned by a court in the event of a lawsuit challenging the decisions. However, the expense of defending such lawsuits and the uncertainties of applying the business judgment rule to particular facts and circumstances mean, as a practical matter, that directors are not relieved of the threat of monetary damage awards.

        Although no director of West Suburban has indicated an intent to resign from the Board because of the threat of monetary damage awards, West Suburban believes that adoption of the proposed amendment would enhance West Suburban's ability to attract and retain competent, qualified, and talented persons to serve as directors. In this regard, the Board of Directors believes that the absence of the liability protection could place West Suburban at a significant disadvantage in attracting persons with those qualities to serve as directors, in that many other companies provide the protection proposed in the new Article Nine.

Effect of the Proposed Amendment

        The proposed amendment does not reduce the fiduciary duty of a director; it merely limits monetary damage awards to West Suburban and its shareholders arising from certain breaches of that duty. It does not affect the availability of equitable remedies, such as the right to enjoin or rescind a transaction based upon a director's breach of fiduciary duty. It also does not affect a director's liability for acts taken or omitted prior to the amendment becoming effective (after shareholder approval and upon filing with the Illinois Secretary of State). West Suburban knows of no pending or threatened litigation against any director that would be affected by a limitation on liability as proposed in Article Nine. The liability protection afforded by the amendment would affect only actions brought by West Suburban or its shareholders, and would not preclude or limit recovery of damages by third parties. The proposed amendment protects West Suburban's directors against personal liability to West Suburban or its shareholders for any breach of fiduciary duty, unless a judgment or other final adjudication adverse to them establishes (i) a breach of the duty of loyalty to West Suburban or its shareholders, (ii) acts or omissions in bad faith or involving intentional misconduct or a knowing violation of the law, (iii) acts violating the prohibitions contained in Section 8.65 of the Business Corporation Act, which Section generally pertains to certain improper distributions of assets, or (iv) an improper personal benefit to a director to which he or she was not legally entitled. No claim of this type that would be affected by the amendment is presently pending or, to the knowledge of management of West Suburban, threatened. Any repeal or modification of the substantive provisions of the proposed Article Nine by the shareholders of West Suburban will not adversely affect any right of a director of West Suburban that existed at the time the Article Nine provisions are repealed or modified for any acts or omissions of a director occurring prior to the repeal or modification.

        If the Business Corporation Act is amended in the future to permit further elimination or limitation of the personal liability of directors, the proposed amendment would eliminate or limit the personal liability of the directors to the fullest extent permitted by the Business Corporation Act as amended. This would be the case without any further amendment to the Articles of Incorporation or any further action by West Suburban's shareholders.

        The Board of Directors recognizes that present and future directors may benefit from the adoption of the proposed amendment. The Board of Directors believes, however, that the high level of performance exercised by directors stems from their desire to act in the best interests of West Suburban, and not from a fear of litigants seeking monetary damages. In the Board of Director's view, therefore, the level of care exercised by the directors would not be diminished.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES
 FOR EACH OF THE AMENDMENTS TO THE ARTICLES OF INCORPORATION

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        West Suburban's audit committee has engaged Crowe Chizek to audit the financial statements of the Company for the year ended December 31, 2003, subject to the ratification of the engagement by West Suburban's shareholders. A representative of Crowe Chizek is expected to attend the Annual Meeting and will have the opportunity to make a statement, if he or she so desires, as well as to respond to appropriate questions that may be asked by a shareholder. If the appointment of the auditors is not ratified, the matter of the appointment of the auditors will be considered by West Suburban's audit committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES
 FOR THE RATIFICATION OF THE ENGAGEMENT OF CROWE CHIZEK AND COMPANY LLC

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        As of March 17, 2003, to the knowledge of the Board of Directors, the following persons were beneficial owners of more than five percent (5%) of the Common Stock.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percentage Owned
Keith W. Acker (2)(3) c/o West Suburban Bancorp, Inc. 711 South Meyers Road Lombard, IL 60148	25,620	5.92%
Craig R. Acker (2)(4) c/o West Suburban Bancorp, Inc. 711 South Meyers Road Lombard, IL 60148	22,466	5.19%

(1)
The information contained in this column is based upon information furnished to West Suburban by the individuals named above. The number of shares presented includes shares held directly or held by certain members of the named individuals' families over which shares the named individuals may be deemed to have shared voting and investment power and shares beneficially owned through the West Suburban Bank Employee Stock Ownership Plan and Trust ("ESOP"). Inclusion of shares does not constitute an admission of beneficial ownership or voting and investment power over included shares.

(2)
A member of the Acker family. The Acker family, which consists of Ralph L. and Arlis Acker, Keith W. Acker, Kevin J. Acker, Craig R. Acker and Alana S. Acker and their related interests, owns, in aggregate, 83,582 shares of Common Stock.

(3)
The amount reported includes 122 shares held directly by Mr. Acker, 6,963 shares held in the ESOP, 18,525 shares held in a family limited partnership and 10 shares held by Mr. Acker's sister-in-law.

(4)
The amount reported includes 6,645 shares held in the ESOP, 15,327 shares held in a family limited partnership, 246 shares held jointly by Mr. Acker and his wife and 248 shares held by Mr. Acker's children.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of March 17, 2003, with respect to the shares of Common Stock beneficially owned by: (i) each executive officer of the Company; (ii) each nominee for election as a director of the Company; (iii) all executive officers and directors of West Suburban as a group; and (iv) all directors and executive officers of the Company as a group.

Name and Positions Held	Shares of Common Stock Beneficially Owned (1)	Percentage Owned
Kevin J. Acker (2) Chairman and Chief Executive Officer, Vice President and Director of West Suburban and Senior Vice President—Marketing of the Bank	16,928	3.91%
David S. Bell (3) Director of West Suburban	959	0.22%
Duane G. Debs (4) President, Chief Financial Officer and Director of West Suburban and Senior Vice President—Comptroller of the Bank	1,014	0.23%
Charles P. Howard (5) Director of West Suburban	2,714	0.63%
Peggy P. LoCicero (6) Director of West Suburban	7,149	1.65%
Keith W. Acker (7) Chief Operations Officer of West Suburban and President and Director of the Bank	25,620	5.92%
Michael P. Brosnahan (8) Vice President of West Suburban and Senior Vice President— Commercial Lending of the Bank	1,441	0.33%
All directors and executive officers of West Suburban as a group (7 persons)	55,825	12.91%
All directors and executive officers of the Company as a group (15 persons)	131,569	30.42%

(1)
Includes stock beneficially owned through the ESOP. The information contained in this column is based upon information furnished to West Suburban by the individuals named above and the members of the designated group and includes shares held directly and in a fiduciary capacity, and held by certain members of the named individuals' families over which shares of the named individuals may be deemed to have shared voting and investment power. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares.

(2)
The amount reported includes 2,558 shares held in the ESOP, 14,369 shares held in a family limited partnership and one share held by Mr. Acker's son.

(3)
The amount reported includes 541 shares held directly by Mr. Bell, 368 shares held in a family trust and 50 shares held in Mr. Bell's children's trust.

(4)
The amount reported includes 764 shares held in the ESOP and 250 shares held jointly by Mr. Debs and his wife.

(5)
The amount reported includes 40 shares held directly by Mr. Howard, 1,064 shares held in an individual retirement account, 1,561 shares held in trust for the benefit of Mr. Howard's wife and 49 shares held by Mr. Howard's children.

(6)
The amount reported includes 3,849 shares held directly by Ms. LoCicero, 2,187 shares held in trusts and 42 shares held in an individual retirement account, 257 shares held by Ms. LoCicero's husband and 814 shares held by Ms. LoCicero's children.

(7)
The amount reported includes 122 shares held directly by Mr. Acker, 6,963 shares held in the ESOP, 18,525 shares held in a family limited partnership and 10 shares held by Mr. Acker's sister-in-law.

(8)
The amount reported includes 978 shares held in the ESOP and 463 shares held in trusts for the benefit of Mr. Brosnahan.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers and directors and persons who own more than 10% of Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which West Suburban's shares of Common Stock are traded. Such persons are also required to furnish West Suburban with copies of all Section 16(a) forms they file. Based solely on West Suburban's review of the copies of such forms furnished to West Suburban and, if appropriate, representations made to West Suburban by any such reporting person concerning whether a Form 5 was required to be filed for the 2002 fiscal year, West Suburban is not aware that any of its directors and executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during 2002.

EXECUTIVE COMPENSATION

        Presented below is a Summary Compensation Table that sets forth the remuneration of the Company's chief executive officer and the four most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2002:

Summary Compensation Table

Annual Compensation
Name and Principal Position Held with the Company						All Other Compen- sation (3)
	Year	Salary (1)		Bonus (2)
Kevin J. Acker Chairman and Chief Executive Officer, Vice President and Director of West Surburban and Senior Vice President—Marketing of the Bank	2002 2001 2000	$ $ $	284,126 285,180 285,572	$ $ $	— 38,759 37,776	$ $ $	25,000 25,500 25,500
Keith W. Acker Chief Operations Officer of West Surburban and President and Director of the Bank	2002 2001 2000	$ $ $	310,426 310,180 310,571	$ $ $	— 42,509 41,108	$ $ $	25,000 25,500 25,500
Michael P. Brosnahan Vice President of West Suburban and Senior Vice President—Commercial Lending of the Bank	2002 2001 2000	$ $ $	238,952 238,690 239,141	$ $ $	— 31,976 31,748	$ $ $	25,000 25,500 25,500
Duane G. Debs President, Chief Financial Officer and Director of West Suburban and Senior Vice President—Comptroller of the Bank	2002 2001 2000	$ $ $	222,988 222,812 223,322	$ $ $	— 29,619 29,654	$ $ $	25,000 25,500 25,500
Daniel P. Grotto Senior Vice President—Business Development	2002 2001 2000	$ $ $	191,417 140,179 —	$ $ $	— 14,663 —	$ $ $	14,564 — —

(1)
Includes the value of insurance benefits and amounts deferred pursuant to certain deferred compensation agreements (as discussed on the following page) between the Bank and the named executive officers.

(2)
Bonuses are typically paid during the quarter following the annual period to which the bonus relates.

(3)
Represents contributions by the Bank to the ESOP.

Report of the Board of Directors on Executive Compensation

        The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by West Suburban shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

        As members of the Board of Directors, it is our duty to review compensation levels of members of management, to evaluate the performance of management and to consider management succession and other related matters. In addition, the Board of Directors participates in the administration of the Company's various incentive plans, including the ESOP and reviews in detail all aspects of compensation of its executive officers.

        West Suburban has established an advisory committee comprised of the following individuals to make recommendations to the Board of Directors with regard to matters relating to executive compensation: Mr. David S. Bell, Ms. Peggy P. LoCicero and Mr. Charles P. Howard, each a director of West Suburban. The advisory committee is involved in establishing compensation and benefits for West Suburban's officers and employees. No member of the advisory committee was an officer or employee of West Suburban during 2002.

        West Suburban has entered into employment and deferred compensation agreements with its executive officers. The agreements establish compensation packages that consist principally of a base salary amount, a deferred compensation amount and a benefit under the ESOP, as well as a discretionary bonus that has generally been awarded based upon the performance of the Company. Participation in the ESOP is not only intended to provide a retirement benefit to the executive officers, but to also serve as incentive compensation that is directly contingent upon performance of the Company. During 2002, based on benchmarks established by the Board of Directors, the Board determined that the Company's current year return on average assets was not sufficient to award bonuses to Kevin J. Acker, Keith W. Acker, Duane G. Debs, Michael P. Brosnahan and Daniel P. Grotto. The employment agreements also provide for certain payments upon an involuntary termination of the executive officer's employment or upon a termination following a change in control of West Suburban. West Suburban did not employ a separate methodology to review the compensation of its chief executive officer.

        The Board of Directors and the advisory committee retained Crowe Chizek to provide comparative compensation information so as to enable the Board of Directors to evaluate the manner in which the compensation levels of its executive officers compare to executives at peer organizations. The information provided by Crowe Chizek, which may be based on industry surveys, indicated that the total direct compensation for the executive officers, as a group, of West Suburban was not in excess of the compensation levels of peer organizations within the Company's market area.

        The limitations on the deductibility of executive compensation imposed under Section 162(m) of the Internal Revenue Code of 1986, as amended, did not affect the deductibility of compensation paid during 2002 to West Suburban's executives. However, the Board of Directors will continue to evaluate the impact which Section 162(m) may have on the Company and take such actions as it deems appropriate.

Submitted by the Board of the Directors

Kevin J. Acker
David S. Bell
Duane G. Debs
Charles P. Howard
Peggy P. LoCicero

Shareholder Return Performance Presentation

        The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by West Suburban shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

        The Securities and Exchange Commission requires that West Suburban include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the Standard & Poor's 500 Stock Index ("S&P 500") and either a nationally recognized industry standard or an index of peer companies selected by West Suburban. The Board of Directors has elected to compare an investment in its stock to a peer group index rather than a published industry index because it believes the peer group index includes companies whose businesses are more similar to that of the Company than any published index.

        The old peer group index was comprised of the following four regional multi-bank holding companies located in the midwest: AMCORE Financial, Inc.; First Busey Corporation; First Oak Brook Bancshares, Inc.; and Old Second Bancorp, Inc. The Board of Directors has made changes to the membership of its peer group index this year. In the past, the Board of Directors used a peer group comprised of a larger number of companies. However, as a result of acquisitions and for various other reasons, many of the companies included in West Suburban's old peer group no longer exist. The new peer group is intended to reflect a broader group of comparable companies as of a current date. The new peer group index is comprised of the following companies selected by West Suburban (based on their similarity in size, loan portfolios and business markets): 1st Source Corporation; AMCORE Financial Inc.; Corus Bankshares Inc.; First Oak Brook Bancshares Inc.; MB Financial Inc.; Midwest Banc Holdings Inc.; Old Second Bancorp, Inc.; PrivateBancorp, Inc.; State Financial Services Corporation; and Wintrust Financial Corporation.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG WEST SUBURBAN BANCORP, INC., THE S&P 500 INDEX
AND TWO PEER GROUPS

*$100 invested on 12/31/97 in stock or index-including reinvestment of dividends. Fiscal years ending December 31.
Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

        The following table sets forth the dollar amounts of the annual Total Returns (as defined below) for the Company, the S&P 500, the old peer group and the new peer group, which are plotted on the line graph on the previous page. "Total Return" means the sum of dividends received, assuming dividend reinvestment, and the increase (or decrease) in the share price at the end of the period compared to the beginning of the period, divided by the share price at the beginning of the period.

	Total Return Based on Initial Investment of $100.00
	1997	1998	1999	2000	2001	2002
The Company	$100.00	$115.66	$124.02	$139.32	$158.00	$170.54
S&P 500	$100.00	$128.58	$155.64	$141.46	$124.65	$97.10
Old Peer Group	$100.00	$97.33	$107.12	$97.53	$118.77	$132.50
New Peer Group	$100.00	$95.11	$85.58	$92.21	$115.90	$135.62

        The Total Returns of the companies included in the above peer group have been assigned various weights based on their relative market capitalizations. The weights assigned to each company included in the above peer group are as follows:

Old Peer Group	Annual Market Capitalization Weights (%)
	1998	1999	2000	2001	2002
AMCORE Financial, Inc.	61.0%	58.0%	53.8%	51.3%	45.2%
First Busey Corporation	14.4%	21.9%	24.3%	25.1%	24.0%
First Oak Brook Bancshares, Inc.	7.8%	6.0%	9.7%	10.5%	12.4%
Old Second Bancorp, Inc.	16.8%	14.1%	12.2%	13.1%	18.4%

	100.0%	100.0%	100.0%	100.0%	100.0%

New Peer Group	Annual Market Capitalization Weights (%)
	1998	1999	2000	2001	2002
1st Source Corporation	21.5%	23.4%	20.4%	15.3%	13.5%
AMCORE Financial Inc.	29.3%	26.9%	29.4%	23.1%	17.4%
Corus Bankshares Inc.	25.2%	19.0%	14.9%	29.6%	20.2%
First Oak Brook Bancshares Inc.	3.7%	2.8%	5.3%	4.8%	4.8%
MB Financial Inc.	2.5%	1.8%	3.8%	4.0%	14.9%
Midwest Banc Holdings Inc.	0.0%	7.0%	6.5%	6.9%	7.1%
Old Second Bancorp, Inc.	8.0%	6.5%	6.7%	5.9%	7.1%
PrivateBancorp, Inc.	0.0%	0.0%	2.7%	1.8%	2.9%
State Financial Services Corporation	3.8%	6.1%	4.8%	2.8%	2.8%
Wintrust Financial Corporation	6.0%	6.5%	5.5%	5.8%	9.3%

	100.0%	100.0%	100.0%	100.0%	100.0%

Employment Agreements

        West Suburban has employment agreements with certain executive officers of the Company, including each of the individuals named in the Summary Compensation Table (the "Covered Executives"). The purpose of the employment agreements is to ensure the continued employment of the executive officers with the Company. Generally, the employment agreements of the Covered Executives are similar except for differences in the cash compensation and incentive payments of the Covered Executives.

        The employment agreements provide for an annual base salary during 2002 equal to $258,391 for Kevin J. Acker, $283,391 for Keith W. Acker, $213,172 for Michael P. Brosnahan, $197,463 for Duane G. Debs and $175,000 for Daniel P. Grotto. Based on certain factors that included the performance of the Company during 2002, the Covered Executives did not receive cash bonuses. The current term of the employment agreements of each Covered Executive ends December 31, 2005, and is extended annually for an additional one-year period unless the Company or the Covered Executive provides a notice of non-renewal at least 60 days prior to the anniversary thereof. Each employment agreement terminates upon the Covered Executive's death or disability. The Company is obligated to pay or provide to the Covered Executive salary and benefits until the expiration of the then current term of the employment agreement upon involuntary termination of employment, non-extension of the agreement or constructive termination by the Company, other than termination for "cause." The term "cause" is defined in each employment agreement to include, without limitation, a material violation by the Covered Executive of any applicable material law or regulation with respect to the Company's business, the conviction of the Covered Executive of a felony or the willful or negligent failure of the Covered Executive to perform his duties under the employment agreement. Under certain circumstances, upon voluntary termination of employment by the Covered Executive, the Covered Executive would be entitled to a payment equal to, in the case of Messrs. Keith and Kevin Acker, one and one-half times their then current annual base salary and, in the case of Messrs. Brosnahan, Debs and Grotto, nine times their then current monthly base salary. In all instances, the Covered Executive is subject to confidentiality requirements following any such termination.

        In the event of a change in control of West Suburban, as defined under the employment agreements, and the involuntary or voluntary termination of employment of the Covered Executive, either West Suburban or its successor, is obligated to make a lump sum payment equal to three times the Covered Executive's then current annual base salary and the average of the most recent three years' annual bonuses. The Covered Executive is also entitled to participate in life and disability benefits for three years and medical benefits until the earlier of medicare eligibility date or the date the executive elects to become covered under another employer sponsored medical benefit plan or program. Such payment and benefits are limited to the maximum golden parachute amount allowable under the Internal Revenue Code of 1986, as amended.

Directors and Senior Management Deferred Compensation Plan

        During April, 2001, West Suburban adopted the West Suburban Bancorp, Inc. Directors and Senior Management Deferred Compensation Plan (the "Plan") to succeed to the Company's obligations under certain Deferred Compensation and Split-Dollar Insurance Agreements with certain executive officers of the Company, including each of the individuals named in the Summary Compensation Table. The purpose of the Plan is to ensure the continued employment of the executive officers with the Company and to assist the executives in establishing a program to provide supplemental retirement benefits, disability and pre-retirement death benefits. The amount of the benefits received by the Company's chief executive officer and the four most highly compensated executives is included in the Summary Compensation Table under the Salary column.

AUDIT COMMITTEE REPORT

        The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by West Suburban shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

        West Suburban's audit committee assists the Board of Directors in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls. West Suburban's audit committee also reviews the audited financial statements and recommends to the Board of Directors that they be included in West Suburban's annual report on Form 10-K. West Suburban's audit committee is comprised solely of outside directors.

        West Suburban's audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2002 with the Company's management and Crowe Chizek, the Company's independent auditors. West Suburban's audit committee has also discussed with Crowe Chizek the matters required to be discussed by Statement on Accounting Standards No. 61 as well as having received and discussed the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Crowe Chizek, West Suburban's audit committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ending December 31, 2002 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of West Suburban

David S. Bell
Charles P. Howard
Peggy P. LoCicero

Audit Fees

        The Company's independent auditor during 2002 was Crowe Chizek. The aggregate fees and expenses billed by Crowe Chizek in connection with the audit of the Company's annual financial statements as of and for the year ended December 31, 2002 and for the required review of the Company's interim financial statements included in its Form 10-Q filings for the year 2002 were $100,000.

Financial Information Systems Design and Implementation Fees

        The aggregate fees and expenses billed by Crowe Chizek for all financial information systems design and implementation services rendered to the Company for the year 2002 were $30,622.

All Other Fees

        The aggregate fees and expenses billed by Crowe Chizek for all other services rendered to the Company for the year 2002 were $153,342. This amount includes $9,563 paid by the Company in 2002 for information systems consulting services performed and to be performed by Crowe Chizek at a total estimated cost of $38,250. This amount also includes $62,194 that has been or will be paid to Crowe Chizek by a third party, from which the Company purchased a program relating to overdrafts. The third party engaged Crowe Chizek to assist the Bank in implementing the program and related software.

        West Suburban's audit committee, after consideration of the matter, does not believe that the rendering of these services by Crowe Chizek to be incompatible with maintaining its independence as the Company's principal auditors.

TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES

        Some of the directors and officers of West Suburban, and some of their family members and the corporations and firms with which these individuals are associated, are customers of the Bank in the ordinary course of business, and/or are indebted to the Bank for loans in the amount of $60,000 or more, and it is anticipated that they will continue to be customers of and indebted to the Bank in the future. Management of the Company believes that loans to these individuals do not involve more than the normal risk of collectibility and were made on substantially the same terms, including interest rates and collateral provided, as those prevailing for comparable loans in transactions with others.

PROPOSALS OF SHAREHOLDERS

        Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Corporate Secretary of West Suburban, 2800 Finley Road, Downers Grove, Illinois 60515, no later than December 10, 2003 in order for such proposal to be included in West Suburban's 2004 proxy statement.

FAILURE TO INDICATE CHOICE

        IF ANY SHAREHOLDER FAILS TO INDICATE A CHOICE IN PROPOSAL (1) ON THE PROXY, THE SHARES OF SUCH SHAREHOLDER SHALL BE VOTED (FOR) EACH OF THE NOMINEES. IF ANY SHAREHOLDER FAILS TO INDICATE A CHOICE IN PROPOSAL (2A) ON THE PROXY, THE SHARES OF SUCH SHAREHOLDER SHALL BE VOTED (FOR) THE AMENDMENT TO THE ARTICLES OF INCORPORATION EXPANDING THE CORPORATE PURPOSE. IF ANY SHAREHOLDER FAILS TO INDICATE A CHOICE IN PROPOSAL (2B) ON THE PROXY, THE SHARES OF SUCH SHAREHOLDER SHALL BE VOTED (FOR) THE AMENDMENT TO THE ARTICLES OF INCORPORATION LIMITING THE LIABILITY OF

DIRECTORS. IF ANY SHAREHOLDER FAILS TO INDICATE A CHOICE IN PROPOSAL (3) ON THE PROXY, THE SHARES OF SUCH SHAREHOLDER SHALL BE VOTED (FOR) THE RATIFICATION OF THE ENGAGEMENT OF CROWE CHIZEK AND COMPANY LLC AS THE INDEPENDENT AUDITORS OF THE COMPANY.

FORM 10-K

        The Company will furnish without charge a copy of its annual report on Form 10-K for the fiscal year ended December 31, 2002, including the financial statements and the schedules and exhibits thereto, upon written request of any shareholder of West Suburban. Requests for such materials should be directed to Mr. Duane G. Debs, President, West Suburban Bancorp, Inc., 2800 Finley Road, Downers Grove, Illinois 60515.

OTHER BUSINESS

        It is not anticipated that any matters will be presented to the shareholders other than those mentioned in this proxy statement. However, if other matters are brought before the meeting, it is intended that the persons named in the proxies will vote those proxies, insofar as the same are not limited to the contrary, in their discretion.

By Order of the Board of Directors,
April 8, 2003 Lombard, Illinois	/s/ Kevin J. Acker
Kevin J. Acker Chairman and Chief Executive Officer

EXHIBIT A

WEST SUBURBAN BANCORP, INC.

AUDIT COMMITTEE CHARTER

PURPOSE

        The primary function of the Audit Committee is to exercise oversight authority and assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by, among other things, reviewing: (i) the financial reports and other financial information provided by the Company to regulatory bodies (FDIC, SEC, etc.) and to the public; (ii) the Company's internal controls that management and the Board have established regarding finance, financial reporting, accounting, legal, compliance and ethics; and (iii) the Company's auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

  •
  Review and appraise the independence and the audit efforts of the Company's independent external auditors and internal audit department.

  •
  Provide an open avenue of communication among the independent external auditors, the Board, financial and senior management and the internal audit department.

  •
  Monitor the Company's compliance with legal and regulatory requirements.

COMPOSITION

        The Audit Committee shall be comprised of at least three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board and in accordance with applicable laws or regulations, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices. In addition, the Audit Committee may, but shall not be required to, designate a member of the Audit Committee to be a "financial expert" (in accordance with applicable regulations promulgated by the SEC).

        The members of the Audit Committee shall be elected annually by the Board. Unless a chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee.

MEETINGS

        The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its function to foster open communication, the Audit Committee should meet periodically, but at least annually, with senior management, the director of the internal audit department and the independent external auditors in an executive session to discuss any matters that the Audit Committee or member of these groups believe should be discussed.

RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

  •
  Review and, if applicable, update this Audit Committee Charter annually.

  •
  Review the organization's annual financial statements and any reports or other financial information submitted to any regulatory body, or the general public, including any certifications, reports, opinions, or reviews rendered by the independent external auditors.

  •
  Review any internal audit, external audit and regulatory examiner's reports submitted to management along with management's corresponding responses.

  •
  Review with management the accuracy of financial reports, off-balance-sheet transactions and the disclosure of pro forma financial information.

  •
  Engage in discussions with management that are intended to confirm proper procedures are in effect to ensure that all required disclosures are stated in the quarterly and annual disclosures/filings, as well as management's compliance of filing deadlines of these reports.

  •
  Review, approve and monitor the annual internal audit department's audit work schedule.

Independent External Auditors

  •
  Appoint or replace the independent external auditors, in its sole discretion (subject to shareholder approval, if applicable). On an annual basis, the Audit Committee should review and discuss with the independent external auditors all significant relationships the independent external auditors have with the Company to determine, establish and confirm independence. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent external auditors for the purpose of preparing or issuing an audit report or related work. The independent external auditors shall report directly to the Audit Committee.

  •
  Pre-approve all audit and permitted non-audit services exceeding $5,000 to be performed by the independent external auditors, subject to applicable de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. The Audit Committee shall be responsible for considering whether any services provided by the external auditor would compromise or result in the failure of the external auditor to be deemed to be independent.

  •
  Review the performance of the independent external auditors and approve any proposed discharge of the independent external auditors when circumstances warrant.

  •
  On an annual basis or more frequently, if necessary consult with the independent external auditors and approve any proposed changes regarding internal controls and the completeness and accuracy of the organization's financial statements.

Financial Reporting Process

  •
  In consultation with the independent external auditors and the internal audit department, review the integrity of the organization's financial reporting processes, both internal and external.

  •
  Consider and discuss the independent external auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  •
  Consider and approve, if appropriate, significant changes to the Company's auditing and accounting principles and practices as suggested by the independent external auditors management or the internal audit department.

  •
  Review disclosures made by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the preparation and filing of the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Process Improvement

  •
  Establish regular and separate systems of reporting to the Audit Committee by management, the independent external auditors and the internal audit department regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

  •
  Following completion of the annual audit, review with management, the independent external auditors and the internal audit department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  •
  Review any significant disagreement among management and the independent external auditors or the internal audit department in connection with the preparation of financial statements.

  •
  Review with the independent external auditors, the internal audit department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

  •
  Obtain reports from management, the Company's internal audit department executive and the independent external auditors that the Company and its subsidiaries are in conformity with applicable legal requirements and advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

ADVISORS

        The Audit Committee has been granted the authority, at its discretion, to retain legal counsel and other advisors chosen by the Audit Committee and paid for by the Company.

CONTINUING EDUCATION FOR THE AUDIT DEPARTMENT

        The Audit Committee shall ensure all staff in the internal audit department has sufficient continuing education to perform their duties at an effective level.

ALL SHAREHOLDERS ARE REQUESTED
TO SIGN AND MAIL THEIR PROXIES PROMPTLY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
WEST SUBURBAN BANCORP, INC.

To Be Held on May 14, 2003

        The undersigned hereby appoints Keith W. Acker and George E. Ranstead and each or either of them with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of shares that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of West Suburban Bancorp, Inc. to be held at 711 South Meyers Road, Lombard, Illinois on the 14th day of May, 2003 at 8:00 A.M. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of the Annual Meeting and proxy statement, receipt of which is hereby acknowledged:

1.	Election of directors.
		For	Withhold Authority
	Kevin J. Acker David S. Bell Duane G. Debs Charles P. Howard Peggy P. LoCicero	☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐
2.	Amendment of the Articles of Incorporation of the Company for the purpose of:
a. allowing the Company to engage in any business permitted by Illinois law;
		For	Against	Abstain
		☐	☐	☐
b. limiting the personal liability of directors to the Company and its shareholders.
		For	Against	Abstain
		☐	☐	☐
3.	Ratification of Crowe Chizek and Company LLC as the Company's independent auditors.
		For	Against	Abstain
		☐	☐	☐
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1, "FOR" PROPOSAL 2A, "FOR" PROPOSAL 2B AND "FOR" PROPOSAL 3.

NOTE:	Please date proxy and sign it exactly as name or names appear on West Suburban's records. All joint owners of shares MUST sign in order for the proxy to be valid. State full title when signing as executor, administrator, trustee, guardian, etc. Please return proxy in the enclosed envelope.
Dated:	, 2003
Please Sign Here:
Print Name:

QuickLinks

PROXY STATEMENT
  PROPOSAL 1: ELECTION OF DIRECTORS
  PROPOSAL 2: AMENDMENTS TO ARTICLES OF INCORPORATION
  PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG WEST SUBURBAN BANCORP, INC., THE S&P 500 INDEX AND TWO PEER GROUPS
AUDIT COMMITTEE REPORT
TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES
PROPOSALS OF SHAREHOLDERS
FAILURE TO INDICATE CHOICE
FORM 10-K
OTHER BUSINESS
  EXHIBIT A